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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ------------



                                   FORM 8-K/A
                                (Amendment No. 1)



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): DECEMBER 19, 1997




                              PILLOWTEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




         TEXAS                      1-11756                   75-2147728
       (State of                  (Commission               (IRS Employer
     Incorporation)               File Number)            Identification No.)


     4111 MINT WAY, DALLAS, TEXAS                  75237
   (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (214) 333-3225




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  The historical financial statements of Fieldcrest filed as Exhibit
99.3 hereto are incorporated herein by reference.

     (b) The pro forma financial information required by Item 7(b) of Form 8-K is filed as Exhibit 99.4 hereto and is incorporated herein by reference.

     (c)  Exhibits:
          --------

          Exhibit
          Number          Exhibit
          -------         -------

          2.1 Agreement and Plan of Merger, dated as of September 10, 1997, by and among Pillowtex Corporation, Pegasus Merger Sub, Inc., and Fieldcrest Cannon, Inc. (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus forming a part of Pillowtex Corporation's Registration Statement on Form S-4 (No. 333-36663) (the "S-4
                          Registration Statement"))

          2.2 Amendment to Agreement and Plan of Merger, dated as of September 23, 1997, by and among Pillowtex Corporation, Pegasus Merger Sub, Inc., and Fieldcrest Cannon, Inc. (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus forming a part of the Form S-4 Registration Statement)

          3.1 * Restated Articles of Incorporation of Pillowtex, as amended

          4.1 * Indenture, dated as of December 18, 1997, among Pillowtex Corporation, the guarantors listed on the signature page thereto, and Norwest Bank Minnesota, National Association, as Trustee

          4.2 * Supplemental Indenture, dated as of December 19, 1997, among Pillowtex Corporation, the guarantors listed on the signature page thereto, and Norwest Bank Minnesota National Association, as Trustee

          10.1 * Amended and Restated Credit Agreement, dated as of December 19, 1997, among Pillowtex Corporation, certain Lenders named therein, and NationsBank of Texas, N.A., as Administrative Agent

          10.2 * Term Credit Agreement, dated as of December 19, 1997, among Pillowtex Corporation, certain Lenders named herein, and NationsBank of Texas, N.A., as Administrative Agent

          10.3 Preferred Stock Purchase Agreement, dated as of September 10, 1997, by and among Pillowtex Corporation, Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P., and Apollo (UK) Partners III, L.P. (incorporated by reference to Exhibit 10.2 to Pillowtex Corporation's Current Report on Form 8-K dated September 10, 1997, as amended by a Form 8-K/A (Amendment No. 1) dated September 10, 1997)

          10.4 Amendment No. 1 to the Preferred Stock Purchase Agreement, dated as of November 21, 1997, by and among Pillowtex Corporation, Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P., and Apollo
                          (UK) Partners III, L.P. (incorporated by reference to
                          Exhibit 10.1 to Pillowtex Corporation's Current Report on Form 8-K dated November 21, 1997)

  10.5* Purchase Agreement, dated December 15, 1997, among Pillowtex Corporation, the guarantors listed on the signature page thereto, and NationsBanc Montgomery Securities, Inc. and Bear, Stearns & Co. Inc.

  10.6* Purchase Agreement Supplement, dated December 19, 1997, among Pillowtex Corporation, the guarantors listed on the signature page thereto, and NationsBank Montgomery Securities, Inc. and Bear, Stearns & Co. Inc.

  10.7* Registration Rights Agreement, dated as of December 18, 1997, among Pillowtex Corporation, the guarantors listed on the signature page thereto, and NationsBanc Montgomery Securities, Inc. and Bear, Stearns & Co. Inc.

  10.8* Registration Rights Agreement Supplement, dated as of December 19, 1997, among Pillowtex Corporation, the guarantors listed on the signature page thereto, and NationsBanc Montgomery Securities, Inc. and Bear, Stearns & Co. Inc.

  99.1*        Press release, dated December 19, 1997, issued by Pillowtex
               Corporation


  99.2 Audited Financial Statements of Pillowtex Corporation as of December 30, 1995 and December 28, 1996 and for each of the years in the three-year period ended December 28, 1996 (incorporated by reference to pages F-1 through F-24 in Pillowtex Corporation's Annual Report on Form 10-K for the fiscal year ended December 28,
               1996) and Unaudited Financial Statements of Pillowtex Corporation as of September 27, 1997 and for the three months and nine months ended September 27, 1997 and September 28, 1996 (incorporated by reference to pages 3 through 11 in Pillowtex Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended September 27, 1997)

  99.3 Audited Financial Statements of Fieldcrest Cannon, Inc. as of and for the fiscal years ended December 31, 1995 and December 31, 1996 (incorporated by reference to pages 18 through 34 in Fieldcrest Cannon, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1996) and Unaudited Financial Statements of Fieldcrest Cannon, Inc. as of September 30, 1997 and for the nine months ended September 30, 1997 and September 30, 1996 (incorporated by reference to pages 2 through 5 in the Fieldcrest Cannon, Inc.'s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1997)

  99.4**       Unaudited Pro Forma Combined Financial Information of Pillowtex


--------------------------

*   Previously filed.

** Filed herewith.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      PILLOWTEX CORPORATION



                                     By: /s/ J. Mark Kirkpatrick
                                         -------------------------------------
                                          J. Mark Kirkpatrick
                                          Vice President and Treasurer


Dated:  February 11, 1998

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                  EXHIBIT
-------                 -------
  2.1                   Agreement and Plan of Merger, dated as of September 10, 1997, by and among Pillowtex
                        Corporation, Pegasus Merger Sub, Inc., and Fieldcrest Cannon, Inc. (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus forming a part of
                        Pillowtex Corporation's Registration Statement on Form S-4 (No. 333-36663) (the
                        "S-4 Registration Statement"))

  2.2                   Amendment to Agreement and Plan of Merger, dated as of September 23, 1997, by and among Pillowtex Corporation, Pegasus Merger Sub, Inc., and Fieldcrest Cannon, Inc.
                        (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus
                        forming a part of the Form S-4 Registration Statement)

  3.1 *                 Restated Articles of Incorporation of Pillowtex, as amended

  4.1 *                 Indenture, dated as of December 18, 1997, among Pillowtex Corporation, the guarantors listed on the signature page thereto, and Norwest Bank Minnesota, National Association, as Trustee

  4.2 *                 Supplemental Indenture, dated as of December 19, 1997, among Pillowtex Corporation, the guarantors listed on the signature page thereto, and Norwest Bank Minnesota, National
                        Association, as Trustee

  10.1 *                Amended and Restated Credit Agreement, dated as of December 19, 1997, among Pillowtex
                        Corporation, certain Lenders named therein, and NationsBank of Texas, N.A., as
                        Administrative Agent

  10.2 *                Term Credit Agreement, dated as of December 19, 1997, among Pillowtex Corporation, certain Lenders named herein, and NationsBank of Texas, N.A., as Administrative Agent

  10.3                  Preferred Stock Purchase Agreement, dated as of September 10, 1997, by and among Pillowtex
                        Corporation, Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P., and
                        Apollo (UK) Partners III, L.P. (incorporated by reference to Exhibit 10.2 to Pillowtex
                        Corporation's Current Report on Form 8-K dated September 10, 1997, as amended by a Form
                        8-K/A (Amendment No. 1) dated September 10, 1997)

  10.4                  Amendment No. 1 to the Preferred Stock Purchase Agreement, dated as of November 21, 1997, by and among Pillowtex Corporation, Apollo Investment Fund III, L.P., Apollo Overseas
                        Partners III, L.P., and Apollo (UK) Partners III, L.P. (incorporated by reference to
                        Exhibit 10.1 to Pillowtex Corporation's Current Report on Form 8-K dated November 21, 1997)

  10.5 *                Purchase Agreement, dated December 15, 1997, among Pillowtex Corporation, the guarantors listed on the signature page thereto, and NationsBanc Montgomery Securities,
                        Inc. and Bear, Stearns & Co. Inc.

  10.6 *                Purchase Agreement Supplement, dated December 19, 1997, among Pillowtex Corporation, the guarantors listed on the signature page thereto, and NationsBank Montgomery Securities,
                        Inc. and Bear, Stearns & Co. Inc.

  10.7 *                Registration Rights Agreement, dated as of December 18, 1997, among Pillowtex
                        Corporation, the guarantors listed on the signature page thereto, and NationsBanc
                        Montgomery Securities, Inc. and Bear, Stearns & Co. Inc.

  10.8 *                Registration Rights Agreement Supplement, dated as of December 19, 1997, among Pillowtex
                        Corporation, the guarantors listed on the signature page thereto, and NationsBanc Montgomery
                        Securities, Inc. and Bear, Stearns & Co. Inc.


  99.1 *                Press release, dated December 19, 1997, issued by Pillowtex Corporation

  99.2                  Audited Financial Statements of Pillowtex Corporation as of December 30, 1995 and December 28,
                        1996 and for each of the years in the three-year period ended December 28, 1996 (incorporated by reference to pages F-1 through F-24 in Pillowtex Corporation's Annual Report on Form 10-K
                        for the fiscal year ended December 28, 1996) and Unaudited Financial Statements of Pillowtex
                        Corporation as of September 27, 1997 and for the three months and nine months ended
                        September 27, 1997 and September 28, 1996 (incorporated by reference to pages 3 through 11 in Pillowtex Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended
                        September 27, 1997)

  99.3                  Audited Financial Statements of Fieldcrest Cannon, Inc. as of and for the fiscal years ended
                        December 31, 1995 and December 31, 1996 (incorporated by reference to pages 18 through
                        34 in Fieldcrest Cannon, Inc.'s Annual Report on Form 10-K for the fiscal year ended
                        December 31, 1996) and Unaudited Financial Statements of Fieldcrest Cannon, Inc. as of
                        September 30, 1997 and for the nine months ended September 30, 1997 and September 30,
                        1996 (incorporated by reference to pages 2 through 5 in the Fieldcrest Cannon, Inc.'s
                        Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1997)

  99.4 **               Unaudited Pro Forma Combined Financial Information of Pillowtex


--------------------------

*   Previously filed.

** Filed herewith.